UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): April 30, 2007

MORGAN STANLEY CAPITAL I INC.
(Exact name of registrant as specified in its charter)

Delaware	333-130684-31	13-3291626
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1585 Broadway, 2nd Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

________________________(212) 761-4700____________________________
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b)

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 8      Other Events.

Item 8.01.     Other Events.

On April 30, 2007, Morgan Stanley Capital I, Inc., (the “Company”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of April 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee and custodian of Morgan Stanley Mortgage Loan Trust 2007-7AX (the “MSM 2007-7AX Mortgage Loan Trust”), Mortgage Pass-Through Certificates, Series 2007-7AX (the “Certificates”).  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.  Certain classes of the Certificates, designated as Class 1-A, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class A-R Certificates (collectively, the “Publicly-Offered Certificates”) were registered under the Registrant’s registration statement on Form S-3 (Registration No. 333-130684).  The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated  (the “Underwriter”), pursuant to an underwriting agreement dated as of April 26, 2007 (the “Underwriting Agreement”), between the Registrant, and the Underwriter.  The Underwriting Agreement is annexed hereto as Exhibit 99.2.  In connection with the Pooling and Servicing Agreement and the Underwriting Agreement, a tax opinion, dated April 30, 2007 (the “Tax Opinion”), was issued by Sidley Austin LLP.  The Tax Opinion is annexed hereto as Exhibit 99.3.  The remaining classes of the Certificates, designated as Class OC and Class P Certificates (collectively the “Privately Offered Certificates”) were sold to the Underwriter pursuant to a certificate purchase agreement dated as of April 30, 2007 (the “Certificate Purchase Agreement”).

On April 30, 2007, Wells Fargo Bank, National Association, solely in its capacity as Securities Administrator on behalf of the Morgan Stanley Mortgage Loan Trust 2007-7AX and Morgan Stanley Capital Services Inc. (“MSCSI”) entered into an interest rate cap contract as evidenced by a Confirmation between the Cap Trust and Morgan Stanley Capital Services Inc. (the “Cap Contract”).  The Cap Contract is annexed hereto as Exhibit 99.4.

Certain of the mortgage loans backing the Publicly-Offered Certificates (the “MSM Mortgage Loans”) were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. (“MSMCI”) as seller pursuant to a mortgage loan purchase agreement dated as of April 1, 2007 (the “MSMCI Mortgage Loan Purchase Agreement”). The MSMCI Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 99.6.

Certain of the mortgage loans were acquired from American Home Mortgage Corp. (“American Home”) pursuant to a mortgage loan purchase agreement dated as of June 1, 2006 (the “American Home Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of April 1, 2007 among the Registrant, MSMCI, American Home and the Trustee (the “American Home Assignment Agreement”).  The American Home Assignment Agreement is annexed hereto as Exhibit 99.7a and the American Home Purchase Agreement is annexed hereto as Exhibit 99.7b.

Certain of the mortgage loans were acquired from GreenPoint Mortgage Funding, Inc. (“GreenPoint”) pursuant to a mortgage loan sale and servicing agreement dated as of June 1, 2006 (the “GreenPoint Sale and Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of April 1, 2007 among the Registrant, MSMCI, GreenPoint, the Master Servicer and the Trustee (the “GreenPoint Servicing-Retained Assignment Agreement”).  The GreenPoint Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.8a and the GreenPoint Sale and Servicing Agreement is annexed hereto as Exhibit 99.8b.

Certain of the mortgage loans were acquired from MortgageIT, Inc. (“MortgageIT”) pursuant to a mortgage loan sale and servicing agreement dated as of March 1, 2006 (the “MortgageIT Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of April 1, 2007 among the Registrant, MSMCI, MortgageIT and the Trustee (the “MortgageIT Assignment Agreement”).  The MortgageIT Assignment Agreement is annexed hereto as Exhibit 99.9a and the MortgageIT Purchase Agreement is annexed hereto as Exhibit 99.9b.

Certain of the mortgage loans were acquired from National City Mortgage Co. (“National City”) pursuant to a mortgage loan puchase agreement dated as of July 1, 2006 (the “National City Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of April 1, 2007 among the Registrant, MSMCI, National City, the Master Servicer and the Trustee (the “National City Assignment Agreement”).  The National City Assignment Agreement is annexed hereto as Exhibit 99.10a and the National City Purchase Agreement is annexed hereto as Exhibit 99.10b.

Certain of the mortgage loans were acquired from Netbank (“Netbank”) pursuant to a mortgage loan sale purchase agreement dated as of November 1, 2005 (the “Netbank Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of April 1, 2007 among the Registrant, MSMCI, Netbank and the Trustee (the “Netbank Assignment Agreement”).  The Netbank Assignment Agreement is annexed hereto as Exhibit 99.11a and the Netbank Purchase Agreement is annexed hereto as Exhibit 99.11b.

Certain of the mortgage loans were acquired from Lydian Private Bank (“Virtual”) pursuant to a mortgage loan sale purchase agreement dated as of September 1, 2006 (the “Virtual Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of April 1, 2007 among the Registrant, MSMCI, Virtual and the Trustee (the “Virtual Assignment Agreement”).  The Virtual Assignment Agreement is annexed hereto as Exhibit 99.12a and the Virtual Purchase Agreement is annexed hereto as Exhibit 99.12b.

Certain of the mortgage loans were acquired from Wachovia Mortgage Corporation (“Wachovia”) pursuant to a mortgage loan sale and servicing agreement dated as of June 1, 2006 (the “Wachovia June Purchase Agreement”), as supplemented by the Amended Regulation AB Compliance Addendum (the “Wachovia Reg AB Addendum”), dated as of April 17, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of April 1, 2007 among the Registrant, MSMCI, Wachovia, the Master Servicer and the Trustee (the “Wachovia Servicing-Retained Assignment Agreement”).  The Wachovia Servicing-Retained Assignment

Agreement is annexed hereto as Exhibit 99.13a, the Wachovia Reg AB Addendum is annexed hereto as Exhibit 99.13b and the Wachovia June Purchase Agreement is annexed hereto as Exhibit 99.13c.

Certain of the mortgage loans were acquired from Wilmington Finance, Inc. (“Wilmington”) pursuant to a mortgage loan purchase agreement dated as of November 1, 2006 (the “Wilmington Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of April 1, 2007 among the Registrant, MSMCI, Wilmington and the Trustee (the “Wilmington Assignment Agreement”).  The Wilmington Assignment Agreement is annexed hereto as Exhibit 99.14a and the Wilmington Purchase Agreement is annexed hereto as Exhibit 99.14b.

Certain of the mortgage loans for which MSMCI owns the servicing rights are serviced by GMAC Mortgage, LLC (“GMACM”) (as successor by merger to GMAC Mortgage Corporation) pursuant to a servicing agreement dated January 1, 2006 (the “GMACM Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of April 1, 2007 among the Registrant, MSMCI, GMACM, the Master Servicer and the Trustee (the “GMACM Assignment Agreement”).  The GMACM Assignment Agreement is annexed hereto as Exhibit 99.15a, and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.15b.

Certain of the mortgage loans were acquired from HSBC Mortgage Corporation (USA) (“HSBC”) pursuant to a mortgage loan sale and servicing agreement dated as of August 1, 2005 (the “HSBC August Purchase Agreement”), as supplemented by the Amended Regulation AB Compliance Addendum (the “HSBC Reg AB Addendum”), dated as of November 22, 2005, as amended by the Assignment, Assumption and Recognition Agreement dated as of April 1, 2007 among the Registrant, MSMCI, HSBC, the Master Servicer and the Trustee (the “HSBC Servicing-Retained Assignment Agreement”).  The HSBC Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.17a, the HSBC Reg AB Addendum is annexed hereto as Exhibit 99.17b and the HSBC August Purchase Agreement is annexed hereto as Exhibit 99.17c.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Section 9    Financial Statements and Exhibits.

Item 9.01    Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Exhibits:                                                                                                                                                                                   Page:

Exhibit 99.1
Pooling and Servicing Agreement, dated as of April 1, 2007, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and custodian.

Exhibit 99.2	Underwriting Agreement, dated as of April 26, 2007, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

Exhibit 99.3	Sidley Austin LLP Tax Opinion dated April 30, 2007.

Exhibit 99.4	Corridor Contract, dated as of April 30, 2007, between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.

Exhibit 99.5
Swap Confirmation, dated as of April 30, 2007, of Cap Contract between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.

Exhibit 99.6	MSMCI Mortgage Loan and Purchase Agreement, dated as of April 1, 2007, among Morgan Stanley Mortgage Capital Inc., Morgan Stanley Capital I, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.7a
American Home Assignment Agreement, dated as of April 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., American Home Mortgage Corp. and LaSalle Bank National Association, as trustee.

Exhibit 99.7b	American Home Purchase Agreement, dated as of June 1, 2006, among Morgan Stanley Mortgage Capital Inc. and American Home Mortgage Corp.

Exhibit 99.8a
GreenPoint Assignment Agreement, dated as of April 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GreenPoint Mortgage Funding, Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.8b	GreenPoint Sale and Servicing Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.

Exhibit 99.9a
MortgageIT Assignment Agreement, dated as of March 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, MortgageIT, Inc., and LaSalle Bank National Association, as trustee.

Exhibit 99.9b	MortgageIT Purchase Agreement, dated as of March 1, 2006, among Morgan Stanley Mortgage Capital Inc. and MortgageIT, Inc.

Exhibit 99.10a
National City Assignment Agreement, dated as of April 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., National City Mortgage Co., Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.10b	National City Purchase Agreement, dated as of July 1, 2006, among Morgan Stanley Mortgage Capital Inc. and National City Mortgage Corporation.

Exhibit 99.11a
Netbank Assignment Agreement, dated as of April 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Netbank, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.11b	Netbank Purchase Agreement, dated as of November 1, 2005, among Morgan Stanley Mortgage Capital Inc. and Netbank.

Exhibit 99.12a
Virtual Assignment Agreement, dated as of April 1, 2007, among Morgan Stanley Capital I Inc.,  Morgan Stanley Mortgage Capital Inc., Lydian Private Bank and LaSalle Bank National Association, as trustee.

Exhibit 99.12b	Virtual Purchase Agreement, dated as of September 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Lydian Private Bank.

Exhibit 99.13a
Wachovia Assignment Agreement, dated as of April 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, Wachovia Mortgage Corporation and LaSalle Bank National Association, as trustee.

Exhibit 99.13b	Wachovia Reg AB Addendum, dated as of April 17, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.13c	Wachovia June Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.14a
Wilmington Assignment Agreement, dated as of April 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wilmington Finance, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.14b	Wilmington Purchase Agreement, dated as of November 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Wilmington Finance, Inc.

Exhibit 99.15a
GMACM Assignment Agreement, dated as of April 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GMAC Mortgage, LLC, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.15b	GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.

Exhibit 99.16a
Wells Assignment Agreement, dated as of April 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.16b	Wells Servicing Agreement, dated as of April 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Wells Fargo Bank, National Association.

Exhibit 99.17a
HSBC Assignment Agreement, dated as of April 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, HSBC Mortgage Corporation (USA) and LaSalle Bank National Association, as trustee.

Exhibit 99.17b	HSBC Reg AB Addendum, dated as of November 22, 2005, between Morgan Stanley Mortgage Capital Inc. and HSBC Mortgage Corporation (USA).

Exhibit 99.17c	HSBC August Purchase Agreement, dated as of August 1, 2005, between Morgan Stanley Mortgage Capital Inc. and HSBC Mortgage Corporation (USA).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   September 19, 2007

MORGAN STANLEY CAPITAL I INC.

By: /s/ Valerie Kay
Name:  Valerie Kay
    Title:    Vice President

Exhibit Index

Exhibit Index

Item 601(a) of Regulation S-K	Description	Paper (P) or Electronic (E)
99.1
Pooling and Servicing Agreement, dated as of April 1, 2007, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and custodian.

E
99.2	Underwriting Agreement, dated as of April 26, 2007, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.	E
99.3	Sidley Austin LLP Tax Opinion dated April 30, 2007.	E
99.4	Corridor Contract, dated as of April 30, 2007, between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.	E
99.5
Swap Confirmation, dated as of April 30, 2007, of  Cap Contract between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.

E
99.6	MSMCI Mortgage Loan and Purchase Agreement, dated as of April 1, 2007, among Morgan Stanley Mortgage Capital Inc., Morgan Stanley Capital I, Inc., and LaSalle Bank National Association, as trustee.	E
99.7a	American Home Assignment Agreement, dated as of April 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., American Home Mortgage Corp. and LaSalle Bank National Association, as trustee.	E

99.7b	American Home Purchase Agreement, dated as of June 1, 2006, among Morgan Stanley Mortgage Capital Inc. and American Home Mortgage Corp.	E

99.8a	FNBN Purchase Agreement, dated as of April 1, 2006, among Morgan Stanley Mortgage Capital Inc. and First National Bank of Nevada.
99.8b
GreenPoint Assignment Agreement, dated as of April 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GreenPoint Mortgage Funding, Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

E
99.9a
MortgageIT Assignment Agreement, dated as of March 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, MortgageIT, Inc., and LaSalle Bank National Association, as trustee.

E
99.9b	MortgageIT Purchase Agreement, dated as of March 1, 2006, among Morgan Stanley Mortgage Capital Inc. and MortgageIT, Inc.	E
99.10a
National City Assignment Agreement, dated as of April 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., National City Mortgage Co., Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

E
99.10b	National City Purchase Agreement, dated as of July 1, 2006, among Morgan Stanley Mortgage Capital Inc. and National City Mortgage Corporation.	E
99.11a
Netbank Assignment Agreement, dated as of April 1, 2007, between Morgan Stanley Capital I Inc.,  Morgan Stanley Mortgage Capital Inc., Netbank, Wells Fargo Bank, National Association, as master servicer and as securities administrator,  and LaSalle Bank National Association, as trustee.

E

99.11b	Netbank Purchase Agreement, dated as of November 1, 2005, among Morgan Stanley	E

Mortgage Capital Inc. and Netbank.
99.12a
Virtual Assignment Agreement, dated as of April 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Lydian Private Bank and LaSalle Bank National Association, as trustee.

E
99.12b	Virtual Purchase Agreement, dated as of September 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Lydian Private Bank.	E
99.13a
Wachovia Assignment Agreement, dated as of April 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, Wachovia Mortgage Corporation and LaSalle Bank National Association, as trustee.

E
99.13b	Wachovia Reg AB Addendum, dated as of April 17, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.	E
99.14a
Wilmington Assignment Agreement, dated as of April 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wilmington Finance, Inc. and LaSalle Bank National Association, as trustee.

E
99.14b	Wilmington Purchase Agreement, dated as of November 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Wilmington Finance, Inc.	E
99.15a
GMACM Assignment Agreement, dated as of April 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GMAC Mortgage, LLC, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

E
99.15b	GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.	E
99.16a	Wells Assignment Agreement, dated as of April 1,	E

2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

99.16b	Wells Servicing Agreement, dated as of April 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Wells Fargo Bank, National Association.	E